Exhibit 99.2 American Financial Group, Inc. Investor Supplement - First Quarter 2023 May 2, 2023 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2023 1 Section Page Table of Contents - Investor Supplement - First Quarter 2023....................................................................................................................... 2 Financial Highlights......................................................................................................................................................................................... 3 Summary of Earnings...................................................................................................................................................................................... 4 Earnings Per Share Summary......................................................................................................................................................................... 5 Property and Casualty Insurance Segment Property and Casualty Insurance - Summary Underwriting Results (GAAP).................................................................................................. 6 Specialty - Underwriting Results (GAAP)........................................................................................................................................................ 7 Property and Transportation - Underwriting Results (GAAP).......................................................................................................................... 8 Specialty Casualty - Underwriting Results (GAAP)......................................................................................................................................... 9 Specialty Financial - Underwriting Results (GAAP)......................................................................................................................................... 10 Other Specialty - Underwriting Results (GAAP).............................................................................................................................................. 11 Annuity Segment Discontinued Annuity Operations.................................................................................................................................................................... 12 Consolidated Balance Sheet / Book Value / Debt Consolidated Balance Sheet........................................................................................................................................................................... 13 Book Value Per Share and Price / Book Summary......................................................................................................................................... 14 Capitalization................................................................................................................................................................................................... 15 Additional Supplemental Information............................................................................................................................................................... 16 Consolidated Investment Supplement Total Cash and Investments............................................................................................................................................................................ 17 Net Investment Income From Continuing Operations..................................................................................................................................... 18 Alternative Investments - Continuing Operations............................................................................................................................................ 19 Fixed Maturities - By Security Type - AFG Consolidated................................................................................................................................ 20 Appendix A. Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2023............................................................................................... 21 B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2022............................................................................................. 22 C. Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2023................................................................................... 23 D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2022................................................................................. 24 E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2023................................................................. 25 F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2022............................................................... 26 G. Real Estate-Related Investments 3/31/2023............................................................................................................................................. 27 H. Real Estate-Related Investments 12/31/2022........................................................................................................................................... 28 Page 2

American Financial Group, Inc. Financial Highlights (in millions, except per share information) Three Months Ended Twelve Months Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/2022 12/31/21 Highlights Net earnings $ 212 $ 276 $ 165 $ 167 $ 290 $ 898 $ 1,995 Net earnings from continuing operations 212 276 165 167 290 898 1,081 Core net operating earnings 247 255 192 243 303 993 993 Total assets 28,481 28,831 29,532 28,084 28,762 28,831 28,931 Adjusted shareholders' equity (a) 4,375 4,578 4,515 4,401 4 ,948 4,578 4,876 Property and Casualty net written premiums 1,519 1,338 1,984 1,516 1 ,368 6,206 5,573 Per share data Diluted earnings per share $ 2.49 $ 3.24 $ 1.93 $ 1.96 $ 3 .40 $ 10.53 $ 23.30 Diluted earnings per share from continuing operations 2.49 3.24 1.93 1.96 3 .40 10.53 12.62 Core net operating earnings per share 2.89 2.99 2.24 2.85 3 .56 11.63 11.59 Adjusted book value per share (a) 51.37 53.73 53.03 51.68 5 8.14 53.73 57.42 Dividends per common share 4.63 2.63 0.56 8.56 2 .56 14.31 28.06 Financial ratios Annualized return on equity (b) 18.9% 24.2% 14.7% 14.3% 23.5% 19.2% 37.5% Annualized core operating return on equity (b) 22.0% 22.3% 17.1% 20.7% 24.6% 21.2% 18.6% Property and Casualty combined ratio - Specialty: Loss & LAE ratio 57.0% 60.8% 66.4% 55.4% 53.1% 59.6% 58.4% Underwriting expense ratio 32.2% 25.8% 24.7% 30.4% 30.9% 27.6% 28.0% Combined ratio - Specialty 89.2% 86.6% 91.1% 85.8% 84.0% 87.2% 86.4% (a) Excludes unrealized gains (losses) related to fixed maturity investments, a reconciliation to the GAAP measure is on page 14. (b) Excludes accumulated other comprehensive income. Page 3

American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Twelve Months Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/2022 12/31/21 Property and Casualty Insurance Underwriting profit $ 154 $ 218 $ 155 $ 196 $ 207 $ 776 $ 733 Net investment income 207 159 145 156 223 683 663 Other income (expense) (11) (14) (11) (7) (8) (40) (6) Property and Casualty Insurance operating earnings 350 363 289 345 422 1,419 1,390 Real estate entities and other acquired from Annuity - - - - - - 50 Interest expense of parent holding companies (19) (20) (19) (23) (23) (85) (94) Other expense (23) (25) (26) (14) (21) (86) (114) Pretax core operating earnings 308 318 244 308 378 1,248 1,232 Income tax expense 61 63 52 65 75 255 239 Core net operating earnings 247 255 192 243 303 993 993 Non-core items, net of tax: Realized gains (losses) on securities (37) 21 (28) (73) (12) (92) 87 Gain (loss) on retirement of debt 2 - 1 (7) (1) (7) - Other non-core items - - - 4 - 4 1 Net earnings from continuing operations $ 212 $ 276 $ 165 $ 167 $ 290 $ 898 $ 1,081 Discontinued Annuity operations - - - - - - 914 Net earnings $ 212 $ 276 $ 165 $ 167 $ 290 $ 898 $ 1,995 Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Twelve Months Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/2022 12/31/21 Core net operating earnings $ 247 $ 255 $ 192 $ 243 $ 303 $ 993 $ 993 Net earnings from continuing operations $ 212 $ 276 $ 165 $ 167 $ 290 $ 898 $ 1,081 Net earnings $ 212 $ 276 $ 165 $ 167 $ 290 $ 898 $ 1,995 Average number of diluted shares 85.378 85.350 85.365 85.339 85.240 85.324 85.628 Diluted earnings per share: Core net operating earnings per share $ 2.89 $ 2.99 $ 2.24 $ 2.85 $ 3.56 $ 11.63 $ 11.59 Realized gains (losses) on securities (0.42) 0.25 (0.32) (0.86) (0.14) (1.06) 1.01 Gain (loss) on retirement of debt 0.02 - 0.01 (0.08) (0.02) (0.09) - Other non-core items - - - 0.05 - 0.05 0.02 Diluted earnings per share, continuing operations $ 2.49 $ 3.24 $ 1.93 $ 1.96 $ 3.40 $ 10.53 $ 12.62 Discontinued Annuity operations - - - - - - 10.68 Diluted earnings per share $ 2.49 $ 3.24 $ 1.93 $ 1.96 $ 3.40 $ 10.53 $ 23.30 Page 5

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/2022	12/31/21
Property and Transportation	$ 43	$ 68	$ 39	$ 39	$ 62	$ 208	$ 279
Specialty Casualty	88	128	118	130	124	500	377
Specialty Financial	26	33	15	37	29	114	96
Other Specialty	(2)	(12)	(14)	(9)	(7)	(42)	(15)
Underwriting profit - Specialty	**155**	**217**	**158**	**197**	**208**	**780**	**737**
Other core charges, included in loss and LAE	(1)	1	(3)	(1)	(1)	(4)	(4)
Underwriting profit - Property and Casualty Insurance	**$ 154**	**$ 218**	**$ 155**	**$ 196**	**$ 207**	**$ 776**	**$ 733**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ -	$ -	$ 16
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ (13)	$ 18	$ -	$ -	$ 5	$ 12
Catastrophe losses	31	24	33	22	9	88	86
Total current accident year catastrophe losses	$ 31	$ 11	$ 51	$ 22	$ 9	$ 93	$ 98
Prior year loss reserve development (favorable) / adverse	$ (63)	$ (59)	$ (53)	$ (85)	$ (88)	$ (285)	$ (279)
Combined ratio:							
Property and Transportation	91.0%	90.0%	95.4%	92.4%	85.8%	91.7%	87.1%
Specialty Casualty	87.5%	81.3%	82.6%	80.1%	80.6%	81.2%	84.3%
Specialty Financial	86.5%	83.1%	91.3%	78.4%	82.0%	83.7%	85.1%
Other Specialty	103.5%	118.1%	122.7%	114.6%	112.9%	117.1%	107.2%
Combined ratio - Specialty	**89.2%**	**86.6%**	**91.1%**	**85.8%**	**84.0%**	**87.2%**	**86.4%**
Other core charges	0.1%	(0.1%)	0.1%	0.2%	0.1%	0.1%	0.1%
Combined ratio	**89.3%**	**86.5%**	**91.2%**	**86.0%**	**84.1%**	**87.3%**	**86.5%**
P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	91.5%	89.3%	91.7%	90.5%	90.1%	90.4%	89.6%
Loss and LAE components - property and casualty insurance							
Current accident year, excluding COVID-19 related and catastrophe losses	59.3%	63.5%	67.0%	60.1%	59.2%	62.8%	61.6%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%
Current accident year catastrophe losses	2.2%	0.8%	2.5%	1.6%	0.7%	1.6%	1.8%
Prior accident year loss reserve development	(4.4%)	(3.6%)	(3.0%)	(6.1%)	(6.7%)	(4.7%)	(5.2%)
Loss and LAE ratio	**57.1%**	**60.7%**	**66.5%**	**55.6%**	**53.2%**	**59.7%**	**58.5%**

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American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/2022 12/31/21 Gross written premiums $ 2,155 $ 1,845 $ 3,153 $ 2,123 $ 1,936 $ 9,057 $ 7,946 Ceded reinsurance premiums (636) (507) (1,169) (607) (568) (2, 851) (2, 373) Net written premiums 1,519 1,338 1,984 1,516 1,368 6,206 5,573 Change in unearned premiums (82) 285 (217) (123) (66) (121) (169) Net earned premiums 1,437 1,623 1,767 1,393 1,302 6,085 5,404 Loss and LAE 819 987 1,173 773 692 3,625 3,153 Underwriting expense 463 419 436 423 402 1,680 1,514 Underwriting profit $ 155 $ 217 $ 158 $ 197 $ 208 $ 780 $ 737 Included in results above: Current accident year COVID-19 related losses $ - $ - $ - $ - $ - $ - $ 16 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ (13) $ 18 $ - $ - $ 5 $ 12 Catastrophe losses 31 24 33 22 9 88 86 Total current accident year catastrophe losses $ 31 $ 11 $ 51 $ 22 $ 9 $ 93 $ 98 Prior year loss reserve development (favorable) / adverse $ (64) $ (58) $ (56) $ (86) $ (89) $ (289) $ (283) Combined ratio: Loss and LAE ratio 57.0% 60.8% 66.4% 55.4% 53.1% 59. 6% 58. 4% Underwriting expense ratio 32.2% 25.8% 24.7% 30.4% 30.9% 27. 6% 28. 0% Combined ratio 89.2% 86.6% 91.1% 85.8% 84.0% 87. 2% 86. 4% Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 91.5% 89.3% 91.7% 90.5% 90.1% 90. 4% 89. 6% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 59.3% 63.5% 67.0% 60.1% 59.2% 62. 8% 61. 6% COVID-19 related losses 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.3% Current accident year catastrophe losses 2.2% 0.9% 2.5% 1.6% 0.7% 1.5% 1.7% Prior accident year loss reserve development (4.5%) (3.6%) (3.1%) (6.3%) (6.8%) (4.7%) (5.2%) Loss and LAE ratio 57.0% 60.8% 66.4% 55.4% 53.1% 59. 6% 58. 4% Page 7

American Financial Group, Inc.
Property and Transportation - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/2022	12/31/21
Gross written premiums	$ 872	$ 601	$ 1,737	$ 962	$ 760	$ 4,060	$ 3,263
Ceded reinsurance premiums	(320)	(178)	(778)	(330)	(259)	(1,545)	(1,106)
Net written premiums	552	423	959	632	501	2,515	2,157
Change in unearned premiums	(77)	259	(102)	(127)	(58)	(28)	(13)
Net earned premiums	475	682	857	505	443	2,487	2,144
Loss and LAE	289	489	663	327	256	1,735	1,394
Underwriting expense	143	125	155	139	125	544	471
Underwriting profit	**$ 43**	**$ 68**	**$ 39**	**$ 39**	**$ 62**	**$ 208**	**$ 279**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ (1)	$ 4	$ -	$ -	$ 3	$ 9
Catastrophe losses	19	8	9	19	6	42	49
Total current accident year catastrophe losses	$ 19	$ 7	$ 13	$ 19	$ 6	$ 45	$ 58
Prior year loss reserve development (favorable) / adverse	$ (37)	$ (13)	$ (15)	$ (30)	$ (34)	$ (92)	$ (103)
Combined ratio:							
Loss and LAE ratio	60.9%	71.8%	77.3%	64.7%	57.7%	69.8%	65.1%
Underwriting expense ratio	30.1%	18.2%	18.1%	27.7%	28.1%	21.9%	22.0%
Combined ratio	**91.0%**	**90.0%**	**95.4%**	**92.4%**	**85.8%**	**91.7%**	**87.1%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	94.8%	90.8%	95.8%	94.6%	92.1%	93.5%	89.2%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	64.7%	72.6%	77.7%	66.9%	64.0%	71.6%	67.2%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Current accident year catastrophe losses	4.0%	1.0%	1.4%	3.8%	1.4%	1.9%	2.7%
Prior accident year loss reserve development	(7.8%)	(1.8%)	(1.8%)	(6.0%)	(7.7%)	(3.7%)	(4.8%)
Loss and LAE ratio	**60.9%**	**71.8%**	**77.3%**	**64.7%**	**57.7%**	**69.8%**	**65.1%**

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American Financial Group, Inc.
Specialty Casualty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/2022	12/31/21
Gross written premiums	$ 1,061	$ 1,007	$ 1,184	$ 948	$ 976	$ 4,115	$ 3,890
Ceded reinsurance premiums	(339)	(352)	(407)	(302)	(326)	(1,387)	(1,350)
Net written premiums	722	655	777	646	650	2,728	2,540
Change in unearned premiums	(18)	31	(100)	11	(11)	(69)	(132)
Net earned premiums	704	686	677	657	639	2,659	2,408
Loss and LAE	417	381	374	354	344	1,453	1,399
Underwriting expense	199	177	185	173	171	706	632
Underwriting profit	**$ 88**	**$ 128**	**$ 118**	**$ 130**	**$ 124**	**$ 500**	**$ 377**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ -	$ -	$ 9
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ (1)	$ 1	$ -	$ -	$ -	$ 1
Catastrophe losses	3	8	2	-	1	11	9
Total current accident year catastrophe losses	$ 3	$ 7	$ 3	$ -	$ 1	$ 11	$ 10
Prior year loss reserve development (favorable) / adverse	$ (27)	$ (50)	$ (42)	$ (49)	$ (49)	$ (190)	$ (140)
Combined ratio:							
Loss and LAE ratio	59.2%	55.4%	55.3%	53.9%	53.8%	54.7%	58.1%
Underwriting expense ratio	28.3%	25.9%	27.3%	26.2%	26.8%	26.5%	26.2%
Combined ratio	**87.5%**	**81.3%**	**82.6%**	**80.1%**	**80.6%**	**81.2%**	**84.3%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	90.9%	87.5%	88.5%	87.5%	88.1%	87.9%	89.3%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	62.6%	61.6%	61.2%	61.3%	61.3%	61.4%	63.1%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.4%
Current accident year catastrophe losses	0.4%	1.1%	0.4%	0.1%	0.1%	0.5%	0.4%
Prior accident year loss reserve development	(3.8%)	(7.3%)	(6.3%)	(7.5%)	(7.6%)	(7.2%)	(5.8%)
Loss and LAE ratio	**59.2%**	**55.4%**	**55.3%**	**53.9%**	**53.8%**	**54.7%**	**58.1%**

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American Financial Group, Inc.
Specialty Financial - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/2022	12/31/21
Gross written premiums	$ 222	$ 237	$ 232	$ 213	$ 200	$ 882	$ 793
Ceded reinsurance premiums	(38)	(38)	(56)	(36)	(41)	(171)	(135)
Net written premiums	184	199	176	177	159	711	658
Change in unearned premiums	12	(6)	(5)	(6)	4	(13)	(16)
Net earned premiums	196	193	171	171	163	698	642
Loss and LAE	71	66	80	44	48	238	213
Underwriting expense	99	94	76	90	86	346	333
Underwriting profit	**$ 26**	**$ 33**	**$ 15**	**$ 37**	**$ 29**	**$ 114**	**$ 96**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ -	$ -	$ 7
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ (10)	$ 13	$ -	$ -	$ 3	$ 2
Catastrophe losses	4	7	21	3	2	33	26
Total current accident year catastrophe losses	$ 4	$ (3)	$ 34	$ 3	$ 2	$ 36	$ 28
Prior year loss reserve development (favorable) / adverse	$ (3)	$ (8)	$ (11)	$ (15)	$ (13)	$ (47)	$ (51)
Combined ratio:							
Loss and LAE ratio	36.0%	33.8%	47.2%	25.7%	29.4%	34.1%	33.2%
Underwriting expense ratio	50.5%	49.3%	44.1%	52.7%	52.6%	49.6%	51.9%
Combined ratio	**86.5%**	**83.1%**	**91.3%**	**78.4%**	**82.0%**	**83.7%**	**85.1%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	85.7%	85.3%	82.4%	85.7%	88.9%	85.6%	87.9%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	35.2%	36.0%	38.3%	33.0%	36.3%	36.0%	36.0%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.1%
Current accident year catastrophe losses	2.2%	1.9%	15.2%	1.5%	1.2%	4.9%	4.1%
Prior accident year loss reserve development	(1.4%)	(4.1%)	(6.3%)	(8.8%)	(8.1%)	(6.8%)	(8.0%)
Loss and LAE ratio	**36.0%**	**33.8%**	**47.2%**	**25.7%**	**29.4%**	**34.1%**	**33.2%**

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American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/2022 12/31/21 Gross written premiums $ - $ - $ - $ - $ - $ - $ - Ceded reinsurance premiums 61 61 72 61 58 252 218 Net written premiums 61 61 72 61 58 252 218 Change in unearned premiums 1 1 (1 0) (1) (1) (1 1) (8) Net earned premiums 62 62 62 60 57 241 210 Loss and LAE 42 51 56 48 44 199 147 Underwriting expense 22 23 20 21 20 84 78 Underwriting profit (loss) $ (2) $ (1 2) $ (1 4) $ (9) $ (7) $ (42) $ (15) Included in results above: Current accident year COVID-19 related losses $ - $ - $ - $ - $ - $ - $ - Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ (1) $ - $ - $ - $ (1) $ - Catastrophe losses 5 1 1 - - 2 2 Total current accident year catastrophe losses $ 5 $ - $ 1 $ - $ - $ 1 $ 2 Prior year loss reserve development (favorable) / adverse $ 3 $ 13 $ 12 $ 8 $ 7 $ 40 $ 11 Combined ratio: Loss and LAE ratio 6 9.0% 8 3.3% 8 9.3% 7 9.6% 77.1% 82.4% 70.0% Underwriting expense ratio 3 4.5% 3 4.8% 3 3.4% 3 5.0% 35.8% 34.7% 37.2% Combined ratio 1 03.5% 1 18.1% 1 22.7% 1 14.6% 112.9% 117.1% 107.2% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 9 8.3% 9 8.5% 100.7% 101.5% 99.9% 100.1% 100.8% Page 11

American Financial Group, Inc. Discontinued Annuity Operations ($ in millions) Three Months Ended (a) Twelve Months Ended 12/31/2022 9/30/22 6/30/22 3/31/22 12/31/21 12/31/2022 12/31/21 Pretax Annuity historically reported as core operating (a) $ - $ - $ - $ - $ - $ - $ 295 Impact of fair vaule, reinsurance accounting & unlocking - - - - - - (33) Realized gains of Annuity subs - - - - - - 112 Run-off life and long-term care - - - - - - - Pretax earnings of businesses sold to Mass Mutual - - - - - - 374 Less amounts included in continuing operations - - - - - - (50) Pretax results from discontinued operations, excluding the gain on sale of discontinued operations - - - - - - 324 Taxes - - - - - - (66) Net earnings from discontinued operations, excluding the gain on sale of discontinued operations - - - - - - 258 Gain on sale of annuity business - - - - - - 656 Net earnings from discontinued operations $ - $ - $ - $ - $ - $ - $ 914 (a) AFG completed the sale of its Annuity businesses on May 28, 2021. The amounts for twelve months ended 12/31/21 only include earnings through the sale date. Page 12

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions) 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 Assets: Total cash and investments $ 14,451 $ 14,512 $ 14,322 $ 14,268 $ 15,601 $ 15,745 Recoverables from reinsurers 3,838 3,977 4,108 3,567 3, 478 3,519 Prepaid reinsurance premiums 1,021 917 1,180 1,006 933 834 Agents' balances and premiums receivable 1,459 1,339 1,698 1,623 1, 391 1,265 Deferred policy acquisition costs 285 288 292 293 271 267 Assets of managed investment entities 5,391 5,447 5,099 5,218 5, 231 5,296 Other receivables 637 886 1,328 740 645 857 Other assets 1,153 1,219 1,259 1,123 966 902 Goodwill 246 246 246 246 246 246 Total assets $ 28,481 $ 28,831 $ 29,532 $ 28,084 $ 28,762 $ 28,931 Liabilities and Equity: Unpaid losses and loss adjustment expenses $ 11,761 $ 11,974 $ 12,067 $ 11,201 $ 10,986 $ 11,074 Unearned premiums 3,435 3,246 3,785 3,397 3, 206 3,041 Payable to reinsurers 911 1,035 1,366 971 910 920 Liabilities of managed investment entities 5,258 5,332 5,002 5,133 5, 112 5,220 Long-term debt 1,478 1,496 1,533 1,542 1, 917 1,964 Other liabilities 1,697 1,696 1,847 1,773 1, 796 1,700 Total liabilities $ 24,540 $ 24,779 $ 25,600 $ 24,017 $ 23,927 $ 23,919 Shareholders' equity: Common stock $ 85 $ 85 $ 85 $ 85 $ 85 $ 85 Capital surplus 1,374 1,368 1,358 1,351 1, 340 1,330 Retained earnings 2,933 3,142 3,091 2,979 3, 541 3,478 Unrealized gains (losses) - fixed maturities (413) (497) (554) (326) (109) 136 Unrealized losses - fixed maturity-related cash flow hedges (21) (29) (29) (8) (4) - Other comprehensive income (loss), net of tax (17) (17) (19) (14) (18) (17) Total shareholders' equity 3,941 4,052 3,932 4,067 4, 835 5,012 Total liabilities and equity $ 28,481 $ 28,831 $ 29,532 $ 28,084 $ 28,762 $ 28,931 Page 13

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 Shareholders' equity $ 3,941 $ 4,052 $ 3,932 $ 4,067 $ 4,835 $ 5,012 Unrealized (gains) losses related to fixed maturities 434 526 583 334 113 (136) Adjusted shareholders' equity 4,375 4,578 4,515 4,401 4,948 4,876 Goodwill (2 46) (2 46) (2 46) (2 46) (246) (246) Intangibles (1 05) (1 08) (1 11) (1 01) (104) (106) $ 4,024 $ 4,224 $ 4,158 $ 4,054 $ 4,598 $ 4,524 Tangible adjusted shareholders' equity Common shares outstanding 85.172 85.204 85.141 85.154 85.103 84.921 Book value per share: Book value per share $ 46.27 $ 47.56 $ 46.18 $ 47.76 $ 56.81 $ 59.02 Adjusted (a) 51.37 53.73 53.03 51.68 58.14 57.42 Tangible, adjusted (b) 47.25 49.58 48.84 47.60 54.02 53.26 Market capitalization AFG's closing common share price $ 121.50 $ 137.28 $ 122.93 $ 138.81 $ 145.62 $ 137.32 Market capitalization $ 10,348 $ 11,697 $ 10,466 $ 11,820 $ 12,393 $ 11,661 Price / Adjusted book value ratio 2.37 2.56 2.32 2.69 2.50 2.39 (a) Excludes unrealized gains (losses) related to fixed maturity investments. (b) Excludes unrealized gains (losses) related to fixed maturity investments, goodwill and intangibles. Page 14

American Financial Group, Inc. Capitalization ($ in millions) 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 AFG senior obligations $ 828 $ 846 $ 884 $ 893 $ 1,270 $ 1,318 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 828 $ 846 $ 884 $ 893 $ 1,270 $ 1 ,318 675 675 675 675 675 675 AFG subordinated debentures Total principal amount of long-term debt $ 1,503 $ 1,521 $ 1,559 $ 1,568 $ 1,945 $ 1,993 Shareholders' equity 3,941 4,052 3,932 4,067 4,835 5 ,012 Less: 434 526 583 334 113 (136) Unrealized (gains) losses related to fixed maturity investments $ 5,878 $ 6,099 $ 6,074 $ 5,969 $ 6,893 $ 6 ,869 Total adjusted capital Ratio of debt to total adjusted capital: Including subordinated debt 25.6% 24.9% 25.7% 26.3% 28.2% 2 9.0% Excluding subordinated debt 14.1% 13.9% 14.6% 15.0% 18.4% 1 9.2% Page 15

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Twelve Months Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/2022 12/31/21 Property and Casualty Insurance $ 881 $ 914 $ 776 $ 678 $ 714 $ 3,082 $ 2,777 Paid Losses (GAAP) 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/21 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 5,392 $ 5,433 $ 5,527 $ 5,399 $ 5,375 $ 5,228 (1,000) (838) (993) (984) (409) (335) Parent and other subsidiaries $ 4,392 $ 4,595 $ 4,534 $ 4,415 $ 4,966 $ 4,893 AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 887 $ 887 $ 843 $ 843 $ 843 $ 843 Page 16

American Financial Group, Inc.
Total Cash and Investments
($ in millions)

	Carrying Value - March 31, 2023				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 629	$ 228	$ -	$ 857	6%
Fixed maturities - Available for sale	9,642	402	-	10,044	70%
Fixed maturities - Trading	36	-	-	36	0%
Equity securities - Common stocks	579	-	-	579	4%
Equity securities - Perpetual preferred	429	-	-	429	3%
Investments accounted for using the equity method	1,732	1	-	1,733	12%
Mortgage loans	646	-	-	646	4%
Real estate and other investments	170	89	(132)	127	1%
Total cash and investments	**$ 13,863**	**$ 720**	**$ (132)**	**$ 14,451**	**100%**

	Carrying Value - December 31, 2022				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 622	$ 250	$ -	$ 872	6%
Fixed maturities - Available for sale	9,505	590	-	10,095	70%
Fixed maturities - Trading	32	-	-	32	0%
Equity securities - common stocks	553	-	-	553	4%
Equity securities - perpetual preferred	457	-	-	457	3%
Investments accounted for using the equity method	1,699	1	-	1,700	12%
Mortgage loans	676	-	-	676	4%
Real estate and other investments	153	89	(115)	127	1%
Total cash and investments	**$ 13,697**	**$ 930**	**$ (115)**	**$ 14,512**	**100%**

Page 17

American Financial Group, Inc.
Net Investment Income From Continuing Operations
($ in millions)

	Three Months Ended					Twelve Months Ended	
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/2022	12/31/21
Property and Casualty Insurance:							
Gross investment income excluding alternative investments							
Fixed maturities	$ 112	$ 107	$ 93	$ 82	$ 76	$ 358	$ 281
Equity securities	9	13	8	7	7	35	28
Other investments (a)	13	14	12	9	5	40	26
Gross investment income excluding alternative investments	**134**	**134**	**113**	**98**	**88**	**433**	**335**
Gross investment income from alternative investments (b)	78	28	36	62	139	265	340
Total gross investment income	**212**	**162**	**149**	**160**	**227**	**698**	**675**
Investment expenses	(5)	(3)	(4)	(4)	(4)	(15)	(12)
Total net investment income	**$ 207**	**$ 159**	**$ 145**	**$ 156**	**$ 223**	**$ 683**	**$ 663**
Average cash and investments (c)	**$ 14,350**	**$ 14,304**	**$ 14,105**	**$ 13,983**	**$ 13,858**	**$ 14,048**	**$ 12,944**
Average yield - fixed maturities before inv expenses (d)	4.40%	4.15%	3.73%	3.33%	3.20%	3.63%	3.13%
Average yield - overall portfolio, net (d)	5.77%	4.45%	4.11%	4.46%	6.44%	4.86%	5.12%
Average tax equivalent yield - overall portfolio, net (d)	5.83%	4.53%	4.21%	4.56%	6.54%	4.96%	5.25%
AFG consolidated net investment income:							
Property & Casualty core	$ 207	$ 159	$ 145	$ 156	$ 223	$ 683	$ 663
Equity in Investees (e)	-	-	-	-	-	-	49
Other Investments (e)	-	-	-	-	-	-	2
Parent & other	11	9	10	-	5	24	36
Consolidate CLOs	(1)	-	(4)	12	2	10	(20)
Total net investment income	**$ 217**	**$ 168**	**$ 151**	**$ 168**	**$ 230**	**$ 717**	**$ 730**
Average cash and investments (c)	**$ 15,058**	**$ 15,083**	**$ 14,852**	**$ 15,210**	**$ 15,656**	**$ 15,231**	**$ 14,715**
Average yield - overall portfolio, net (d)	5.76%	4.46%	4.07%	4.42%	5.88%	4.71%	4.96%
Average yield - fixed maturities before inv expenses (d)	4.43%	4.19%	3.74%	3.17%	3.03%	3.54%	3.02%

(a) Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b) Investment income on alternative investments is detailed on page 19.
(c) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d) Average yield is calculated by dividing investment income for the period by the average balance.
(e) Investment income on real estate-related assets retained by AFG from the sale of the annuity business.

Page 18

American Financial Group, Inc.
Alternative Investments - Continuing Operations
($ in millions)

	Three Months Ended					Twelve Months Ended	
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/2022	12/31/21
Property and Casualty Insurance:							
Net Investment Income							
Convertible fixed maturities MTM through investment income	$ 4	$ -	$ -	$ -	$ -	$ -	$ -
Equity securities MTM through investment income (a)	16	7	(5)	(2)	8	8	48
Investments accounted for using the equity method (b)	57	21	37	76	133	267	272
AFG managed CLOs (eliminated in consolidation)	1	-	4	(12)	(2)	(10)	20
Total Property & Casualty	**$ 78**	**$ 28**	**$ 36**	**$ 62**	**$ 139**	**$ 265**	**$ 340**
Investments							
Convertible fixed maturities MTM through investment income	$ 19	$ -	$ -	$ -	$ -	$ -	$ -
Equity securities MTM through investment income (a)	377	332	289	276	261	332	234
Investments accounted for using the equity method (b)	1,732	1,699	1,661	1,626	1,619	1,699	1,517
AFG managed CLOs (eliminated in consolidation)	132	115	97	85	119	115	76
Total Property & Casualty	**$ 2,260**	**$ 2,146**	**$ 2,047**	**$ 1,987**	**$ 1,999**	**$ 2,146**	**$ 1,827**
Annualized Return - Property & Casualty	**14.2%**	**5.3%**	**7.1%**	**12.4%**	**29.1%**	**13.2%**	**25.3%**
Continuing Operations:							
Net Investment Income							
Convertible fixed maturities MTM through investment income	$ 4	$ -	$ -	$ -	$ -	$ -	$ -
Equity securities MTM through investment income (a)	16	7	(5)	(2)	8	8	48
Investments accounted for using the equity method (b)(c)	57	21	37	76	133	267	321
AFG managed CLOs (eliminated in consolidation)	1	-	4	(12)	(2)	(10)	20
Total Continuing operations	**$ 78**	**$ 28**	**$ 36**	**$ 62**	**$ 139**	**$ 265**	**$ 389**
Investments							
Convertible fixed maturities MTM through investment income	$ 19	$ -	$ -	$ -	$ -	$ -	$ -
Equity securities MTM through investment income (a)	377	332	289	276	261	332	234
Investments accounted for using the equity method (b)	1,733	1,700	1,661	1,626	1,619	1,700	1,517
AFG managed CLOs (eliminated in consolidation)	132	115	97	85	119	115	76
Total Continuing operations	**$ 2,261**	**$ 2,147**	**$ 2,047**	**$ 1,987**	**$ 1,999**	**$ 2,147**	**$ 1,827**
Annualized Return - Continuing operations	**14.2%**	**5.3%**	**7.1%**	**12.4%**	**29.1%**	**13.2%**	**24.0%**

(a) AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as "fair value through net investment income."
(b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income.
(c) Includes investment income on real estate-related partnerships retained by AFG from the sale of the annuity business.

Page 19

American Financial Group, Inc.
Fixed Maturities - By Security Type - AFG Consolidated
($ in millions)

March 31, 2023	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 236	$ 225	$ (11)	2%	2%
States, municipalities and political subdivisions	1,024	993	(31)	10%	7%
Foreign government	269	257	(12)	2%	2%
Residential mortgage-backed securities	1,741	1,589	(152)	16%	11%
Commercial mortgage-backed securities	80	78	(2)	1%	1%
Collateralized loan obligations	1,949	1,899	(50)	19%	13%
Other asset-backed securities	2,387	2,241	(146)	22%	15%
Corporate and other bonds	2,917	2,798	(119)	28%	19%
Total AFG consolidated	**$ 10,603**	**$ 10,080**	**$ (523)**	**100%**	**70%**

Approximate duration - P&C	3.2 years
Approximate duration - P&C including cash	3.0 years

December 31, 2022	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 233	$ 219	$ (14)	2%	2%
States, municipalities and political subdivisions	1,234	1,186	(48)	12%	8%
Foreign government	266	252	(14)	2%	2%
Residential mortgage-backed securities	1,755	1,598	(157)	16%	11%
Commercial mortgage-backed securities	88	85	(3)	1%	1%
Collateralized loan obligations	1,987	1,921	(66)	19%	13%
Other asset-backed securities	2,428	2,245	(183)	22%	15%
Corporate and other bonds	2,766	2,621	(145)	26%	18%
Total AFG consolidated	**$ 10,757**	**$ 10,127**	**$ (630)**	**100%**	**70%**

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.9 years

(a) Book Value is amortized cost, net of allowance for expected credit losses.

Page 20

Appendix A
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
3/31/2023
($ in millions)

By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ 225	$ 381	$ 240	$ 1,325	$ 62	$ 1,677	$ 864	$ 24	$ 4,798	48%
AA	-	553	9	2	12	178	319	151	1,224	12%
A	-	48	5	69	1	41	480	766	1,410	14%
BBB	-	8	3	1	-	-	457	1,456	1,925	19%
Subtotal - Investment grade	225	990	257	1,397	75	1,896	2,120	2,397	9,357	93%
BB	-	-	-	8	3	-	6	210	227	2%
B	-	-	-	8	-	-	3	61	72	1%
CCC, CC, C	-	-	-	98	-	-	5	5	108	1%
D	-	-	-	8	-	-	-	-	8	0%
Subtotal - Non-Investment grade	-	-	-	122	3	-	14	276	415	4%
Not Rated (b)	-	3	-	70	-	3	107	125	308	3%
Total	**$ 225**	**$ 993**	**$ 257**	**$ 1,589**	**$ 78**	**$ 1,899**	**$ 2,241**	**$ 2,798**	**$ 10,080**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
1	$ 225	$ 986	$ 212	$ 1,501	$ 75	$ 1,665	$ 1,662	$ 962	$ 7,288	76%
2	-	7	-	14	-	-	458	1,474	1,953	20%
Subtotal	225	993	212	1,515	75	1,665	2,120	2,436	9,241	96%
3	-	-	-	1	3	-	6	249	259	3%
4	-	-	-	-	-	-	3	65	68	1%
5	-	-	-	2	-	-	10	20	32	0%
6	-	-	-	1	-	-	-	2	3	0%
Subtotal	-	-	-	4	3	-	19	336	362	4%
Total insurance companies	**$ 225**	**$ 993**	**$ 212**	**$ 1,519**	**$ 78**	**$ 1,665**	**$ 2,139**	**$ 2,772**	**$ 9,603**	**100%**
Total non-insurance (c)	-	-	45	70	-	234	102	26	477	
Total	**$ 225**	**$ 993**	**$ 257**	**$ 1,589**	**$ 78**	**$ 1,899**	**$ 2,241**	**$ 2,798**	**$ 10,080**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 95% are NAIC 1 and 5% are NAIC 5.
For Corp/Oth, 20% are NAIC 1, 20% NAIC 2, 24% NAIC 3 and 15% are held by non-insurance companies.
For Total, 61% are NAIC 1, 10% NAIC 2, 10% NAIC 3 and 9% are held by non-insurance companies.
(c) 87% are investment grade rated.

Page 21

Appendix B
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2022
($ in millions)

By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ 219	$ 477	$ 239	$ 1,317	$ 63	$ 1,708	$ 860	$ 24	$ 4,907	49%
AA	-	648	9	6	14	169	347	163	1,356	13%
A	-	50	4	76	2	41	475	670	1,318	13%
BBB	-	7	-	-	3	-	443	1,287	1,740	17%
Subtotal - Investment grade	219	1,182	252	1,399	82	1,918	2,125	2,144	9,321	92%
BB	-	-	-	8	3	-	8	200	219	2%
B	-	-	-	8	-	-	1	51	60	1%
CCC, CC, C	-	-	-	103	-	-	5	1	109	1%
D	-	-	-	8	-	-	-	-	8	0%
Subtotal - Non-Investment grade	-	-	-	127	3	-	14	252	396	4%
Not Rated (b)	-	4	-	72	-	3	106	225	410	4%
Total	**$ 219**	**$ 1,186**	**$ 252**	**$ 1,598**	**$ 85**	**$ 1,921**	**$ 2,245**	**$ 2,621**	**$ 10,127**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
1	$ 219	$ 1,178	$ 213	$ 1,506	$ 82	$ 1,627	$ 1,657	$ 878	$ 7,360	78%
2	-	8	-	11	-	-	443	1,310	1,772	19%
Subtotal	219	1,186	213	1,517	82	1,627	2,100	2,188	9,132	97%
3	-	-	-	1	3	-	8	239	251	3%
4	-	-	-	-	-	-	1	46	47	0%
5	-	-	-	3	-	-	10	22	35	0%
6	-	-	-	1	-	-	-	-	1	0%
Subtotal	-	-	-	5	3	-	19	307	334	3%
Total insurance companies	**$ 219**	**$ 1,186**	**$ 213**	**$ 1,522**	**$ 85**	**$ 1,627**	**$ 2,119**	**$ 2,495**	**$ 9,466**	**100%**
Total non-insurance (c)	-	-	39	76	-	294	126	126	661	
Total	**$ 219**	**$ 1,186**	**$ 252**	**$ 1,598**	**$ 85**	**$ 1,921**	**$ 2,245**	**$ 2,621**	**$ 10,127**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 95% are NAIC 1 and 5% are NAIC 5.
For Corp/Oth, 53% are held by non-insurance companies, 11% are NAIC 1, 12% NAIC 2 and 16% NAIC 3.
For Total, 46% are NAIC 1, 7% NAIC 2, 9% NAIC 3 and 31% are held by non-insurance companies.
(c) 76% are investment grade rated.

Page 22

Appendix C
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
3/31/2023
($ in millions)

Credit Rating (a)	Asset Managers	Banking	Technology	Consumer	Insurance	Other Financials	Basic Industry	REITs	Retailers	Utilities	Media	Capital Goods	Autos	Other	Total	% Total
Investment Grade																
AAA	$ -	$ -	$ 11	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 13	$ 24	1%
AA	-	-	33	45	26	24	-	-	5	5	-	-	-	13	151	6%
A	52	158	54	51	149	43	6	54	17	46	-	45	44	47	766	27%
BBB	481	192	138	62	35	84	117	73	33	43	37	34	20	107	1,456	52%
Subtotal	533	350	236	158	210	151	123	127	55	94	37	79	64	180	2,397	86%
BB	23	-	25	23	1	12	16	-	50	-	34	2	10	14	210	8%
B	-	-	2	36	1	-	-	-	-	-	-	4	4	14	61	2%
CCC, CC, C	-	-	-	1	-	-	-	-	-	-	-	-	-	4	5	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	-	27	60	2	12	16	-	50	-	34	6	14	32	276	10%
Not Rated (b)	-	-	10	24	16	19	2	12	-	1	20	2	-	19	125	4%
Total	**$ 556**	**$ 350**	**$ 273**	**$ 242**	**$ 228**	**$ 182**	**$ 141**	**$ 139**	**$ 105**	**$ 95**	**$ 91**	**$ 87**	**$ 78**	**$ 231**	**$ 2,798**	**100%**

Fair Value By Industry

NAIC designation	Asset Managers	Banking	Technology	Consumer	Insurance	Other Financials	Basic Industry	REITs	Retailers	Utilities	Media	Capital Goods	Autos	Other	Total	% Total
1	$ 52	$ 158	$ 98	$ 107	$ 175	$ 79	$ 6	$ 54	$ 22	$ 53	$ -	$ 45	$ 44	$ 69	$ 962	35%
2	482	191	138	61	37	85	117	85	33	41	37	36	20	111	1,474	53%
Subtotal	534	349	236	168	212	164	123	139	55	94	37	81	64	180	2,436	88%
3	22	-	28	34	2	12	18	-	50	-	54	2	10	17	249	9%
4	-	-	2	34	-	-	-	-	-	-	-	4	4	21	65	2%
5	-	-	5	6	-	-	-	-	-	1	-	-	-	8	20	1%
6	-	-	2	-	-	-	-	-	-	-	-	-	-	-	2	0%
Subtotal	22	-	37	74	2	12	18	-	50	1	54	6	14	46	336	12%
Total insurance companies	**$ 556**	**$ 349**	**$ 273**	**$ 242**	**$ 214**	**$ 176**	**$ 141**	**$ 139**	**$ 105**	**$ 95**	**$ 91**	**$ 87**	**$ 78**	**$ 226**	**$ 2,772**	**100%**
Total non-insurance	-	1	-	-	14	6	-	-	-	-	-	-	-	5	26	
Total	**$ 556**	**$ 350**	**$ 273**	**$ 242**	**$ 228**	**$ 182**	**$ 141**	**$ 139**	**$ 105**	**$ 95**	**$ 91**	**$ 87**	**$ 78**	**$ 231**	**$ 2,798**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For Other Financials, 67% are NAIC 1 and 29% are held by non-insurance companies.
For the Total, 20% are NAIC 1, 20% NAIC 2, 24% NAIC 3 and 15% are held by non-insurance companies.

Page 23

Appendix D
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
12/31/2022
($ in millions)

Credit Rating (a)	Fair Value By Industry															
	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
Investment Grade																
AAA	$ -	$ -	$ -	$ 10	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 14	$ 24	1%
AA	-	-	23	39	21	48	-	5	-	-	-	-	16	11	163	6%
A	52	144	43	54	129	29	54	17	3	-	42	45	-	58	670	26%
BBB	442	214	90	105	27	44	63	32	83	32	30	22	17	86	1,287	49%
Subtotal	494	358	156	208	177	121	117	54	86	32	72	67	33	169	2,144	82%
BB	22	-	12	23	1	22	2	49	8	34	11	1	5	10	200	7%
B	-	-	-	3	1	26	-	-	-	-	4	4	-	13	51	2%
CCC, CC, C	-	-	-	-	-	1	-	-	-	-	-	-	-	-	1	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	22	-	12	26	2	49	2	49	8	34	15	5	5	23	252	9%
Not Rated (b)	1	-	120	11	16	25	12	-	2	23	-	3	1	11	225	9%
Total	**$ 517**	**$ 358**	**$ 288**	**$ 245**	**$ 195**	**$ 195**	**$ 131**	**$ 103**	**$ 96**	**$ 89**	**$ 87**	**$ 75**	**$ 39**	**$ 203**	**$ 2,621**	**100%**

NAIC designation	Fair Value By Industry															
	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
1	$ 52	$ 144	$ 79	$ 103	$ 150	$ 88	$ 54	$ 22	$ 3	$ -	$ 42	$ 45	$ 16	$ 80	$ 878	35%
2	443	213	91	105	29	48	75	32	83	32	30	24	17	88	1,310	53%
Subtotal	495	357	170	208	179	136	129	54	86	32	72	69	33	168	2,188	88%
3	22	-	12	29	2	27	2	49	10	54	11	2	6	13	239	9%
4	-	-	-	5	-	24	-	-	-	-	4	4	-	9	46	2%
5	-	-	-	3	-	8	-	-	-	3	-	-	-	8	22	1%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	22	-	12	37	2	59	2	49	10	57	15	6	6	30	307	12%
Total insurance companies	**$ 517**	**$ 357**	**$ 182**	**$ 245**	**$ 181**	**$ 195**	**$ 131**	**$ 103**	**$ 96**	**$ 89**	**$ 87**	**$ 75**	**$ 39**	**$ 198**	**$ 2,495**	**100%**
Total non-insurance	-	1	106	-	14	-	-	-	-	-	-	-	-	5	126	
Total	**$ 517**	**$ 358**	**$ 288**	**$ 245**	**$ 195**	**$ 195**	**$ 131**	**$ 103**	**$ 96**	**$ 89**	**$ 87**	**$ 75**	**$ 39**	**$ 203**	**$ 2,621**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For Other Financials, 88% are held by non-insurance companies and 11% are NAIC 1.
For the Total, 52% are held by non-insurance companies, 12% are NAIC 1, 11% NAIC 2 and 15% NAIC 3.

Page 24

Appendix E
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
3/31/2023
($ in millions)

	Fair Value By Collateral Type												
Credit Rating (a)	Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Railcar	Triple Net Lease	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
Investment Grade													
AAA	$ 445	$ -	$ 47	$ 25	$ -	$ 138	$ 156	$ -	$ 6	$ 8	$ 39	$ 864	39%
AA	8	61	157	25	-	21	10	6	-	12	19	319	14%
A	-	4	8	32	161	8	-	39	-	27	201	480	22%
BBB	-	336	-	1	6	-	-	27	61	-	26	457	20%
Subtotal	453	401	212	83	167	167	166	72	67	47	285	2,120	95%
BB	-	-	-	1	-	-	-	5	-	-	-	6	0%
B	-	-	-	1	-	-	-	2	-	-	-	3	0%
CCC, CC, C	-	-	-	-	-	-	-	5	-	-	-	5	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	-	2	-	-	-	12	-	-	-	14	0%
Not Rated (b)	-	-	-	96	-	-	-	4	-	-	7	107	5%
Total	**$ 453**	**$ 401**	**$ 212**	**$ 181**	**$ 167**	**$ 167**	**$ 166**	**$ 88**	**$ 67**	**$ 47**	**$ 292**	**$ 2,241**	**100%**

	Fair Value By Collateral Type												
NAIC designation	Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Railcar	Triple Net Lease	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
1	$ 368	$ 65	$ 212	$ 178	$ 161	$ 167	$ 165	$ 45	$ 5	$ 31	$ 265	$ 1,662	78%
2	-	336	-	1	6	-	-	27	62	-	26	458	21%
Subtotal	368	401	212	179	167	167	165	72	67	31	291	2,120	99%
3	-	-	-	1	-	-	-	5	-	-	-	6	0%
4	-	-	-	1	-	-	-	2	-	-	-	3	0%
5	-	-	-	-	-	-	-	9	-	-	1	10	1%
6	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	-	2	-	-	-	16	-	-	1	19	1%
Total insurance companies	**$ 368**	**$ 401**	**$ 212**	**$ 181**	**$ 167**	**$ 167**	**$ 165**	**$ 88**	**$ 67**	**$ 31**	**$ 292**	**$ 2,139**	**100%**
Total non-insurance	85	-	-	-	-	-	1	-	-	16	-	102	
Total	**$ 453**	**$ 401**	**$ 212**	**$ 181**	**$ 167**	**$ 167**	**$ 166**	**$ 88**	**$ 67**	**$ 47**	**$ 292**	**$ 2,241**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 95% of not rated securities are NAIC 1 and 5% are NAIC 5.
(c) Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, and Commerical and Residental mortgages.

Page 25

Appendix F
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
12/31/2022
($ in millions)

	Fair Value By Collateral Type													
Credit Rating (a)	**Commercial Real Estate**	**Whole Business**	**TruPS**	**Secured Financing (c)**	**Triple Net Lease**	**Single Family Rental**	**Railcar**	**Aircraft**	**Mortgage Servicer Receivables**	**Consumer Loans**	**Auto**	**Other**	**Total**	**% Total**
Investment Grade														
AAA	$ 456	$ -	$ 40	$ 25	$ 138	$ 156	$ -	$ -	$ 5	$ 8	$ 3	$ 29	$ 860	38%
AA	8	60	186	25	21	11	-	7	-	12	13	4	347	16%
A	-	4	7	34	8	-	160	38	-	33	-	191	475	21%
BBB	-	326	-	1	-	-	6	26	62	-	-	22	443	20%
Subtotal	464	390	233	85	167	167	166	71	67	53	16	246	2,125	95%
BB	-	-	-	1	-	-	-	7	-	-	-	-	8	0%
B	-	-	-	-	-	-	-	1	-	-	-	-	1	0%
CCC, CC, C	-	-	-	-	-	-	-	5	-	-	-	-	5	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	-	1	-	-	-	13	-	-	-	-	14	0%
Not Rated (b)	-	-	-	95	-	-	-	5	-	-	-	6	106	5%
Total	**$ 464**	**$ 390**	**$ 233**	**$ 181**	**$ 167**	**$ 167**	**$ 166**	**$ 89**	**$ 67**	**$ 53**	**$ 16**	**$ 252**	**$ 2,245**	**100%**

	Fair Value By Collateral Type													
NAIC designation	**Commercial Real Estate**	**Whole Business**	**TruPS**	**Secured Financing (c)**	**Triple Net Lease**	**Single Family Rental**	**Railcar**	**Aircraft**	**Mortgage Servicer Receivables**	**Consumer Loans**	**Auto**	**Other**	**Total**	**% Total**
1	$ 358	$ 64	$ 233	$ 179	$ 167	$ 166	$ 160	$ 46	$ 5	$ 34	$ 16	$ 229	$ 1,657	78%
2	-	326	-	1	-	-	6	26	62	-	-	22	443	21%
Subtotal	358	390	233	180	167	166	166	72	67	34	16	251	2,100	99%
3	-	-	-	1	-	-	-	7	-	-	-	-	8	0%
4	-	-	-	-	-	-	-	1	-	-	-	-	1	0%
5	-	-	-	-	-	-	-	9	-	-	-	1	10	1%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	-	1	-	-	-	17	-	-	-	1	19	1%
Total insurance companies	**$ 358**	**$ 390**	**$ 233**	**$ 181**	**$ 167**	**$ 166**	**$ 166**	**$ 89**	**$ 67**	**$ 34**	**$ 16**	**$ 252**	**$ 2,119**	**100%**
Total non-insurance	106	-	-	-	-	1	-	-	-	19	-	-	126	
Total	**$ 464**	**$ 390**	**$ 233**	**$ 181**	**$ 167**	**$ 167**	**$ 166**	**$ 89**	**$ 67**	**$ 53**	**$ 16**	**$ 252**	**$ 2,245**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 95% of not rated securities are NAIC 1 and 4% are NAIC 5.
(c) Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, and Commerical and Residental mortgages.

Page 26

Appendix G American Financial Group, Inc. Real Estate-Related Investments 3/31/2023 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,193 92% 95% 98% Fund Investments 57 4% - - QOZ Fund - Development 18 2% - - Office 15 1% 90% 100% Hospitality 9 1% - - Land Development 5 0% - - Student Housing - 0% - - Total $ 1,297 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 52 52% $ - Marina 35 36% - Office Building 9 10% - Land 2 2% - Hotel - 0% - Total $ 98 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 461 71% 68% Hospitality 127 20% 52% Office 58 9% 89% Retail - 0% - Total $ 646 100% 66% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.7 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 3/31/23 (c) Collections for January - March Page 27

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2022 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,127 92% 95% 98% Fund Investments 52 4% - - QOZ Fund - Development 19 2% - - Office 15 1% 93% 100% Hospitality 9 1% - - Land Development 6 0% - - Student Housing 1 0% - - Total $ 1,229 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 50 52% $ - Marina 35 36% - Office Building 10 10% - Land 2 2% - Hotel - 0% - Total $ 97 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 491 73% 67% Hospitality 127 19% 52% Office 58 8% 89% Retail - 0% - Total $ 676 100% 66% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.7 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/22 (c) Collections for October - December Page 28